Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                                Dated May 1, 2006
                          as Supplemented June 30, 2006


Effective September 1, 2006, the following replaces the information for the Equity-Income Fund in the chart on page GPD-2.
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Equity-Income Fund              Adviser: DMC (aggregate advisory fee paid for
                                fiscal year ended December 31, 2005
                                was 0.73% of the fund's average net assets).

                                Sub-Adviser: Pyramis Global Advisors, LLC
                                (Pyramis) 53 State Street, Boston, MA 02109.
                                FMR Corp., organized in 1972, is the ultimate parent company of Pyramis. As of March 31, 2006, Pyramis had approximately $125 billion in assets under management. Pyramis serves as the sub-adviser for the fund and is primarily responsible for selecting investments for the fund.

                                Portfolio Manager: Ciaran O'Neill is the manager of the Equity-Income Fund, which he has managed since July 2006. Since joining Fidelity Investments in 1995, Mr. O'Neill has worked as a research analyst, and since 2001, he has served Fidelity Management and Research Company (FMR) as a portfolio manager for mutual funds and other accounts. Mr. O'Neill left Fidelity briefly in April of 2005 to work as a portfolio manager for the Bank of Ireland. Mr. O'Neill returned to Fidelity in May of 2005 as a portfolio manager for FMR, and since 2006, he also has managed a mutual fund and other accounts for Pyramis Global Advisors, LLC. He received an MBA from Massachusetts Institute of Technology (Sloan School of Management) in 1995.
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This Supplement is dated August 25, 2006.